Exhibit 99.2 to the quarterly report on Form 10-Q of W.W. Grainger, Inc. for the quarter ended March 31, 2003

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, P.O. Loux, Senior Vice President, Finance and Chief Financial Officer of W.W. Grainger, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ P.O. Loux
P.O. Loux
Senior Vice President, Finance and
Chief Financial Officer

May 13, 2003

A signed original of this written statement required by Section 906 has been provided to W.W. Grainger, Inc. and will be retained by W.W. Grainger, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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